Supplement to Prospectus


By Supplement to Prospectus ("sticker") dated March 29, 1996, Ameritas Life Insurance Corp. discloses the following:

The Investment Policy of Neuberger & Berman Advisers Management Trust, Limited Maturity Bond Portfolio, at page 11-12 of the prospectus, is amended to read as follows:

         Invests in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing average portfolio duration in light of market conditions and trends. May invest up to 10% of its net assets, measured at the time of investment, in debt securities rated below investment grade, or comparable unrated securities. The dollar-weighted average portfolio duration may range up to five years.

The Objectives of Neuberger & Berman Advisers Management Trust, Limited Maturity Bond Portfolio, at page 11- 12 of the prospectus, is amended to read as follows:

         Seeks to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return.

The Investment Policy of Neuberger & Berman Advisers Management Trust, Growth Portfolio, at page 12 of the prospectus, is amended to read as follows:

         Invests in securities believed to have the maximum potential for long-term capital appreciation. It does not seek to invest in securities that pay dividends or interest, and any such income is incidental. Expects to be almost fully invested in common stocks, often of companies that may be temporarily out of favor in the market.

The  Objectives  of  Neuberger  &  Berman  Advisers   Management  Trust,  Growth
Portfolio, at page 12 of the prospectus, is amended to read as follows:

         Seeks capital appreciation without regard to income.

The Investment Policy of Neuberger & Berman Advisers Management Trust, Balanced Portfolio, at page 12 of the prospectus, is amended to read as follows:

         The investment adviser anticipates that investments will normally be managed so that approximately 60% of the portfolio's total assets will be invested in common stocks and the remaining assets will be invested in debt securities. May invest up to 10% of the debt securities portion of its investments, measured at the time of investment, in debt securities below investment grade or in comparable unrated securities. Depending upon the investment adviser's views on current market trends, the common stock portion of the portfolio's investments may be adjusted downward as low as 50% or upward to as high as 70%. At least 25% of assets will be invested in fixed income securities.

The third, fourth, and fifth paragraphs under the heading "Fund Management Fees", at pages 12-13 are deleted and replaced with the following:

         Neuberger & Berman Advisers Management Trust (the "Trust") is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. Expenses in the following table reflect expenses of the Portfolios and include each Portfolio's pro rata portion of the operating expenses of each Portfolio's corresponding Series. The
         Portfolios pay Neuberger & Berman Management, Inc. ("NBMI") an administration fee based on the Portfolio's net asset value. Each Portfolio's corresponding Series pays NBMI a management fee based on the Series' average daily net assets. Accordingly, the table that follows combines management fees at the Series level and administration fees at the Portfolio level in a unified fee rate.

         NBMI provides investment management services to each Series that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Series. NBMI provides administrative services to each Portfolio that include furnishing similar facilities and personnel to the Portfolio. With the Portfolio's consent, NBMI is authorized to subcontract some of its responsibilities under its administration agreement with the Portfolio to third parties.

         Each Portfolio bears all expenses of its operations other than those borne by NBMI as administrator of the Portfolio and as distributor of its shares. Each Series bears all expenses of its operations other than those borne by NBMI as investment manager of the Series. These expenses include, but are not limited to, for the Portfolios and the Series, legal and accounting fees and compensation for trustees who are not affiliated with NBMI; for the Portfolios, transfer agent fees and the cost of printing and sending reports and proxy materials to shareholders; and for the Series, custodial fees for securities. Any expenses which are not directly attributable to a specific Series are allocated on the basis of the net assets of the respective Series.

The heading "Expenses" has been added above the chart at page 13.

The  following  headings  have been added to Neuberger & Berman chart columns on
page  13:   (from  left  to  right)   "Portfolio",   "Investment   Management  &
Administration Fees," "Other Expenses".

The paragraph following the Neuberger & Berman footnote, on page 13, is amended to read as follows:

         The Advisers Management Trust has agreed to reimburse each Neuberger & Berman Portfolio for its operating expenses and its pro rata share of its corresponding Series' operating expenses, excluding the compensation of Neuberger & Berman Management, taxes, interest, extraordinary expenses, brokerage commissions, and transaction costs that exceed 1% of the portfolio's average daily net asset value. This undertaking is subject to termination on 60 days' prior written notice to the Portfolio. In the absence of reimbursement, the Portfolio's expenses may increase.